Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Famous Dave’s of America, Inc. does hereby certify that:

a)

The Quarterly Report on Form 10-Q of Famous Dave’s of America, Inc. for the quarter ended July 2, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Famous Dave’s of America, Inc.

Dated: August 14, 2017	By:	/s/ Michael Lister
Michael Lister
Chief Executive Officer/Chief Operating Officer
(Principal Executive Officer)

Dated: August 14, 2017	By:	/s/ Dexter Newman
Dexter Newman
Chief Financial Officer and Secretary
(Principal Financial Officer)